EXHIBIT 10.7

                            FIRST AMENDMENT TO LEASE

                                December 9, 1997

AMERICAN PROPERTY MANAGEMENT Account #C-8923-02

The following First Amendment shall amend the original Lease (LEASE) dated October 29, 1996 between AMERICAN PROPERTY MANAGEMENT CORP. as managing agent and on behalf of WESTON HOLDING CO., L.L.C. (LESSOR) and WHOLESOME & HEARTY FOODS, INC., an Oregon Corporation (LESSEE) regarding the Premises located at 1411 S.W. Morrison Street, Portland, Oregon.

If any provisions contained in this First Amendment to Lease are inconsistent with any other provisions of the LEASE, the provisions contained in this First Amendment to Lease shall control, unless otherwise provided in this First Amendment to Lease.

The LEASE shall be amended as follows:

The LESSEE name shall be deleted in its entirety and restated as follows:
GARDENBURGER, INC., an Oregon Corporation.

All other terms and conditions of the LEASE shall apply.

LESSOR:                                LESSEE:
AMERICAN PROPERTY MANAGEMENT CORP.     GARDENBURGER, INC., an Oregon Corporation
As agent and on behalf of
WESTON HOLDING CO., L.L.C.


X /s/Douglas D. Lindholm               X /s/Richard C. Dietz
 ---------------------------------      ----------------------------------------
 Douglas D. Lindholm                    Name:  Richard C. Dietz
 Vice President of Commercial Property  Title: Chief Financial Officer

Date:   12/12/97                        Date:  12/15/97
        --------------------------             ---------------------------------